UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2013

SUNRISE SENIOR LIVING, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-16499 (Commission File Number)	54-1746596 (I.R.S. Employer Identification No.)

7900 Westpark Drive

McLean, Virginia 22102

(Address of principal executive offices) (Zip Code)

(703) 273-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the consummation on January 9, 2013 of the previously announced transactions contemplated by (i) the Agreement and Plan of Merger, dated as of August 21, 2012 (as amended, the “Merger Agreement”), by and among Sunrise Senior Living, Inc. (“Sunrise”), Brewer Holdco, Inc., a wholly owned subsidiary of Sunrise (“Holdco”), Brewer Holdco Sub, Inc., a wholly owned subsidiary of Holdco (“Holdco Sub”), Health Care REIT, Inc. (“Health Care REIT”), and Red Fox, Inc., a wholly owned subsidiary of Health Care REIT (“Merger Sub”) and (ii) the Membership Interest Purchase Agreement, dated as of September 13, 2012 (as amended, the “Management Business Sale Agreement” and together with the Merger Agreement, the “Agreements”), by and among Sunrise, Holdco and Red Fox Management, LP, whose rights and obligations under the Management Business Sale Agreement were subsequently assigned to and assumed by Red Fox Holding Corporation (the “Management Business Purchaser”).

Pursuant to the Agreements and as expected per previous public announcements, on January 9, 2013, the transactions contemplated by the Agreements were consummated and in that connection, each former share of Sunrise common stock was converted into the right to receive an aggregate consideration of $14.50 in cash per share (comprised of $12.40 in cash per share as merger consideration and $2.10 in cash per share as a special dividend).  The events described in this Current Report on Form 8-K occurred in connection with the consummation of the foregoing transactions.

Item 1.01.                                        Entry into a Material Definitive Agreement.

Pursuant to Section 13.06 of that certain Indenture, dated as of April 20, 2011 (the “Convertible Notes Indenture”), by and between Sunrise and the Bank of New York Mellon Trust Company, N.A., as trustee (the “Convertible Notes Trustee”), governing Sunrise’s 5.00% Junior Subordinated Convertible Notes due 2041 (the “Convertible Notes”), Sunrise entered into a First Supplemental Indenture, dated as of January 9, 2013 (the “First Supplemental Indenture”), with the Convertible Notes Trustee.  The First Supplemental Indenture provides, from and after the date of the First Supplemental Indenture, that the right of holders of the Convertible Notes to convert each $1,000 principal amount of Convertible Notes will be changed to a right to convert such Convertible Notes into (i) cash equal to $1,443.67 per $1,000 principal amount of Convertible Notes in the case of a holder of Convertible Notes that elects to convert its Convertible Notes “in connection with a make-whole fundamental change” (i.e., a holder whose election to convert its Convertible Notes is received by the conversion agent during the period from, and including January 9, 2013 to, and including, the business day, immediately prior to the related Fundamental Change Purchase Date (as defined in the Convertible Notes Indenture)) or (ii) cash equal to $1,338.12 per $1,000 principal amount of Convertible Notes in the case of a holder of Convertible Notes that elects to convert its Convertible Notes other than “in connection with a make-whole fundamental change”.

The description of the First Supplemental Indenture is qualified in its entirety by reference to the full text of the First Supplemental Indenture, filed hereto as Exhibit 4.1, and incorporated herein by reference.

Item 2.01.                                        Completion of Acquisition or Disposition of Assets

The information set forth under the Introductory Note, Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated into this Item 2.01.

Item 3.01.                                        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the transactions described herein, Sunrise notified the New York Stock Exchange (the “NYSE”) on January 8, 2013 of these matters and requested that the NYSE file with the Securities and Exchange Commission (the “SEC”) an application on Form 25 to delist and deregister the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended. Trading of Sunrise common stock on the NYSE was suspended prior to the opening of trading on January 9, 2013.  The NYSE filed the Form 25 with the SEC on January 9, 2013.

Item 3.03.                                        Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 1.01 and Item 5.03 is incorporated herein by reference.

Item 5.01.  Changes in Control of Registrant.

The information set forth under the Introductory Note, Item 1.01, Item 3.01 and Item 5.02 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

Health Care REIT and the Management Business Purchaser used cash on hand and other funds available to it to fund the transactions.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the transactions described herein, each of Glyn F. Aeppel, Thomas J. Donohue, Stephen D. Harlan, Lynn Krominga and William G. Little resigned from the board of directors of Sunrise and all committees thereof, on January 9, 2013.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Agreements, on January 9, 2013, the certificate of incorporation and bylaws of Sunrise were each amended and restated in their entirety and, subsequently, Sunrise was converted into a Delaware limited liability company and adopted a limited liability company agreement.

ITEM 8.01. Other Events

On January 9, 2013, Sunrise issued a press release announcing the consummation of the Acquisition and Management Business Sale. A copy of this press release is included herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of Exhibit

4.1	First Supplemental Indenture, dated January 9, 2013, by and between Sunrise Senior Living, Inc. and the Bank of New York Mellon Trust Company, N.A.
99.1	Press Release, dated January 9, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNRISE SENIOR LIVING, LLC (successor by conversion to Sunrise Senior Living, Inc.)

Date: January 9, 2013	By:	/s/ Marc Richards
		Name:	Marc Richards
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
4.1	First Supplemental Indenture, dated January 9, 2013, by and between Sunrise Senior Living, Inc. and the Bank of New York Mellon Trust Company, N.A.
99.1	Press Release, dated January 9, 2013.